AB Sustainable US Thematic Portfolio

Portfolio of Investments

March 31, 2025 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Information Technology – 33.2%
Communications Equipment – 1.5%
Arista Networks, Inc.(a)	10,837	$839,651

Electronic Equipment, Instruments & Components – 5.7%
Flex Ltd.(a)	53,275	1,762,337
TE Connectivity PLC	9,894	1,398,220

		3,160,557

IT Services – 2.2%
Accenture PLC - Class A	3,965	1,237,239

Semiconductors & Semiconductor Equipment – 10.4%
Broadcom, Inc.	4,772	798,976
Monolithic Power Systems, Inc.	1,572	911,728
NVIDIA Corp.	13,155	1,425,739
NXP Semiconductors NV	6,915	1,314,265
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	8,215	1,363,690

		5,814,398

Software – 10.9%
Cadence Design Systems, Inc.(a)	4,663	1,185,941
Microsoft Corp.	6,148	2,307,897
Palo Alto Networks, Inc.(a)	6,195	1,057,115
Salesforce, Inc.	5,728	1,537,166

		6,088,119

Technology Hardware, Storage & Peripherals – 2.5%
Apple, Inc.	6,287	1,396,531

		18,536,495

Health Care – 19.9%
Health Care Equipment & Supplies – 10.8%
Alcon AG(a)	15,509	1,472,269
Becton Dickinson & Co.	5,829	1,335,191
GE HealthCare Technologies, Inc.	19,735	1,592,812
Hologic, Inc.(a)	11,310	698,619
Stryker Corp.	2,450	912,012

		6,010,903

Health Care Providers & Services – 2.5%
UnitedHealth Group, Inc.	2,658	1,392,127

Life Sciences Tools & Services – 4.6%
Bruker Corp.	16,979	708,704
Danaher Corp.	5,101	1,045,705
ICON PLC(a)	4,679	818,778

		2,573,187

Pharmaceuticals – 2.0%
Johnson & Johnson	6,639	1,101,012

		11,077,229

Financials – 17.3%
Capital Markets – 7.2%
Intercontinental Exchange, Inc.	10,794	1,861,965
Jefferies Financial Group, Inc.	19,603	1,050,133
LPL Financial Holdings, Inc.	3,417	1,117,837

		4,029,935

Financial Services – 6.3%
Fiserv, Inc.(a)	7,633	1,685,595
Visa, Inc. - Class A	5,218	1,828,700

		3,514,295

Company	Shares	U.S. $ Value

Insurance – 3.8%
Aflac, Inc.	8,177	$909,201
Reinsurance Group of America, Inc. - Class A	6,019	1,185,141

		2,094,342

		9,638,572

Industrials – 15.4%
Commercial Services & Supplies – 8.0%
Tetra Tech, Inc.	33,737	986,807
Veralto Corp.	20,375	1,985,544
Waste Management, Inc.	6,398	1,481,201

		4,453,552

Construction & Engineering – 2.5%
AECOM	15,355	1,423,869

Electrical Equipment – 4.9%
Emerson Electric Co.	10,120	1,109,557
Rockwell Automation, Inc.	6,252	1,615,392

		2,724,949

		8,602,370

Consumer Discretionary – 4.0%
Automobile Components – 2.0%
Aptiv PLC(a)	19,218	1,143,471

Textiles, Apparel & Luxury Goods – 2.0%
On Holding AG - Class A(a)	25,097	1,102,260

		2,245,731

Consumer Staples – 2.9%
Household Products – 2.9%
Procter & Gamble Co. (The)	9,540	1,625,807

Utilities – 2.6%
Electric Utilities – 2.6%
NextEra Energy, Inc.	20,376	1,444,455

Energy – 2.5%
Oil, Gas & Consumable Fuels – 2.5%
Cameco Corp.	34,289	1,411,335

Total Common Stocks (cost $42,027,528)		54,581,994

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.20%(b) (c) (d) (cost $1,422,177)	1,422,177	1,422,177

Total Investments – 100.3% (cost $43,449,705)(e)		56,004,171
Other assets less liabilities - (0.3)%		(164,030)

Net Assets – 100.0%		$55,840,141

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield as of period end.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Affiliated investments.
(e)

As of March 31, 2025, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $15,154,545 and gross unrealized depreciation of investments was $(2,600,079), resulting in net unrealized appreciation of $12,554,466.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

ADR – American Depositary Receipt

AB Sustainable US Thematic Portfolio

March 31, 2025 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2025:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$54,581,994	$-0-	$-0-	$54,581,994
Short-Term Investments:
Investment Companies	1,422,177	-0-	-0-	1,422,177

Total Investments in Securities	56,004,171	-0-	-0-	56,004,171
Other Financial Instruments*	-0-	-0-	-0-	-0-

Total	$56,004,171	$-0-	$-0-	$56,004,171

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2025 is as follows:

Fund	Market Value 6/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,747	$46,406	$48,731	$1,422	$133
AB Government Money Market Portfolio*	2,893	6,214	9,107	-0-	0	**
Total				$1,422	$133

*	Investment of cash collateral for securities lending transactions.

**	Amount is less than $500.

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